UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2023 (May 11, 2023)

TRACTOR SUPPLY COMPANY
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5401 Virginia Way, Brentwood, Tennessee 37027
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (615) 440-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.008 par value	TSCO	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ((§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [☐]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [☐]

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Tractor Supply Company (the “Company”) was held on May 11, 2023. At the meeting, the stockholders elected each of the Company’s nominees for director to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023; voted, on a non-binding, advisory basis, in favor of the compensation of the named executive officers of the Company; and voted, on a non-binding, advisory basis, in favor of a frequency of every one year for the frequency of future advisory votes on the compensation of the named executive officers of the Company.

The voting results of the director elections, ratification of the appointment of Ernst & Young LLP, advisory vote on the compensation of the named executive officers, and the advisory vote on the frequency of the advisory vote on executive compensation, which were described in more detail in the definitive proxy statement relating to the Annual Meeting that the Company filed with the Securities and Exchange Commission on March 28, 2023, are set forth below.

(1) Each director was elected by the following tabulation:

	For	Against	Abstain	Broker Non-Votes
Joy Brown	86,575,628	384,166	84,821	12,448,947
Ricardo Cardenas	85,172,156	1,786,253	86,206	12,448,947
André Hawaux	86,589,689	370,859	84,067	12,448,947
Denise L. Jackson	85,793,697	1,166,719	84,199	12,448,947
Ramkumar Krishnan	85,922,441	1,033,986	88,188	12,448,947
Edna K. Morris	79,483,668	7,480,806	80,141	12,448,947
Mark J. Weikel	85,760,844	1,201,856	81,915	12,448,947
Harry A. Lawton III	86,734,264	225,969	84,382	12,448,947

(2) Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2023 was approved by the following tabulation:

For	Against	Abstain
93,003,773	5,588,193	901,596

(3) The compensation of the named executive officers of the Company was approved on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
77,460,349	9,211,871	372,395	12,448,947

(4) For the frequency of the advisory vote on the compensation of the named executive officers of the Company, the election of every one year was approved by the following tabulation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
85,516,966	161,774	1,248,058	117,817	12,448,947

In light of the voting results on this advisory vote, and consistent with its recommendation to shareholders, the Company’s Board of Directors (the “Board”) has decided that the Company will hold an advisory vote on the compensation of its named executive officers every year.

Item 8.01 Other Events.

Following the Annual Meeting, Edna K. Morris was appointed as Chairman of the Board. In addition, the Board approved the modification of chair positions of its committees. The revised committee chair positions are set forth below:

Committee	Chair
Audit	Ricardo Cardenas
Compensation and Human Capital	Mark J. Weikel
Corporate Governance and Nominating	Denise L. Jackson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 12, 2023	By:	/s/ Kurt D. Barton
Name: Kurt D. Barton
Title: Executive Vice President - Chief Financial Officer and Treasurer